UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )
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☐	Soliciting Material Pursuant to §240.14a-12

Comm Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2010
Annual Meeting
of Stockholders
and Proxy Statement
PLEASE COMPLETE, SIGN, DATE AND RETURN
YOUR PROXY PROMPTLY
Monday, July 19, 2010
9:00 A.M.
Elk Mountain Ski Resort
Route 374
Union Dale, Pennsylvania

Comm Bancorp, Inc.
125 North State Street
Clarks Summit, PA 18411
(570) 586-0377
WILLIAM F. FARBER, SR.
Chairman
June 18, 2010
Dear Stockholder:
You are cordially invited to join us at the 2010 Annual Meeting of Stockholders in Union Dale, Pennsylvania, on July 19, 2010.
Enclosed with this Proxy Statement are a form of proxy, a copy of our Form 10-K and a copy of our Form 10-K/A for the year ended December 31, 2009.
At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for many stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our website at www.combk.com for up-to-the-moment news. After the meeting, you are invited to enjoy coffee and pastries.
Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the attached form to vote your shares. Please complete, sign, date and return by mail the enclosed proxy form in the envelope provided.
I would like to take this opportunity to remind you that your vote is important.

Sincerely,
/s/ William F. Farber, Sr.
William F. Farber, Sr.
Chairman

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on July 19, 2010
The Proxy Statement and Annual Report on Form 10-K
are available at http://www.combk.com/about_us/investor_relations/index.cfm

DATE:	July 19, 2010
TIME:	9:00 A.M.
PLACE:	Elk Mountain Ski Resort
Route 374
Union Dale, Pennsylvania
MATTERS TO BE VOTED UPON:
1.	A proposal to elect the nominees named in the attached proxy as directors to serve for a one-year term;
2.	A proposal to ratify the appointment of ParenteBeard LLC, as our independent registered public accounting firm for the year ending December 31, 2010; and
3.	Any other matters that may properly come before the meeting.
YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS TO ELECT THE NOMINEES AS DIRECTORS AND TO APPOINT PARENTEBEARD LLC.
Stockholders who are holders of record of our Common Stock at the close of business on May 26, 2010, will be entitled to vote at the meeting. If you plan to attend the meeting, please indicate your wish by checking the box that appears on the proxy form.
It will be helpful to us if you will read the Proxy Statement and the voting instructions on the proxy form, and then vote by promptly filling out, signing and dating the proxy form and returning it by mail in the envelope provided.
By Order of the Board of Directors,

/s/ William F. Farber, Sr.
William F. Farber, Sr.	Clarks Summit, Pennsylvania
Chairman	June 18, 2010

•	Matters to be voted upon

i

QUESTIONS AND ANSWERS
Q:	Who is soliciting my vote?

A:	The Board of Directors of Comm Bancorp, Inc. is soliciting your vote at the 2010 Annual Meeting of Stockholders.

Q:	What am I voting on?

A:	Two proposals. Item numbers refer to item numbers on the proxy form.
Item 1.	To elect the directors.

Item 2.	To ratify the appointment of ParenteBeard LLC, as our independent registered public accounting firm for the year ending December 31, 2010.
Q:	Who can vote?

A:
All stockholders of record at the close of business on May 26, 2010, are entitled to vote. Holders of our Common Stock are entitled to a vote per share. Fractional shares, such as those in the dividend reinvestment plan, will be voted.

Q:	How do I vote for directors?

A:	Each share or fractional share, as the case may be, is entitled to cast a vote for each director. For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.

Q:	How many votes are required to elect directors?

A:	Directors are elected by a plurality of the votes cast.

Q:	Who can attend the meeting?

A:
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Upon arrival at the meeting, everyone is required to check in at the registration desk.

Q:	How do I vote?

A:
You may cast your vote by completing, signing, dating and mailing the proxy form in the enclosed postage-paid envelope. By voting, you will authorize the individuals named on the proxy form, referred to as the proxies, to vote your shares according to your instructions.

Q:	What happens if I do not indicate my preference for one of the items?

A:
If you do not indicate how you wish to vote for one or more of the directors, the proxies will vote FOR election of all the nominees for director (Item 1). If you “withhold” your vote for a nominee for director, the proxies will not vote for that director. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of ParenteBeard LLC (Item 2).

Q:	What if I vote and then change my mind?

A:	You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Q:	How many votes must be present to hold the meeting?

A:
As of the record date, May 26, 2010, we had 1,722,923 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,722,923 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes, which all stockholders are entitled to cast, constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in “street” name indicates to us on a proxy form that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:	Is my vote confidential?

A:
Yes. Proxy forms, ballots and voting tabulations that identify individual stockholders are kept confidential, except in certain circumstances where it is important to protect our interests and the interests of our stockholders. Generally, only the judge of election and the employees processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy form unless you ask that your name be disclosed to management.

Q:	How are my votes counted?

A:
You may either vote for or withhold authority to vote for each nominee for director for the board. If you withhold authority to vote with respect to any nominee for director, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee for director.

Q:	Who will count the votes?

A:	Our employees will tabulate the votes and the judge of election will review their tabulation process.

Q:	What shares are included in the proxy form?

A:
The shares listed on your form represent all the shares of Common Stock held in your name (as distinguished from those held in “street” name), including those held in the dividend reinvestment plan. You will receive a separate proxy form or forms from your broker if you hold shares in “street” name.

Q:	What does it mean if I get more than one proxy form?

A:
It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy forms to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company, at 1-800-937-5449.

Q:	What happens if the meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Q:	Who will bear the cost of this proxy solicitation?

A:
We will pay the cost of preparing, assembling and delivering the Notice of 2010 Annual Meeting of Stockholders, Proxy Statement and form of Proxy. Directors, officers and employees of us and Community Bank may solicit proxies in person or by telephone without additional compensation. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners of our stock.

Q:	Whom can I call with any questions?

A:	You may call Investor Relations at (570) 587-3421, extension 308.

CORPORATE GOVERNANCE
COMMITTEES OF THE BOARD OF DIRECTORS
We have two standing committees, the Nominating and Corporate Governance Committee and the Joint Audit Committee. Each member of these committees satisfies the independence requirements mandated by the Securities and Exchange Commission (“SEC”), The NASDAQ Global MarketSM and any related banking laws.
The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling their corporate oversight responsibilities. The primary duties of this committee are to:
•	Develop and recommend corporate governance policies and guidelines for us and monitor our compliance with these policies and guidelines; and
•	Identify and recommend to the Board, director nominees and committee member candidates.
The following directors are members of the Nominating and Corporate Governance Committee: Joseph P. Moore, III, Chairperson; Dean L. Hesser and Susan F. Mancuso. The Nominating and Corporate Governance Committee operates pursuant to the Charter of the Nominating and Corporate Governance Committee. A copy of this charter is filed at Exhibit 99(ii) to our Annual Report on Form 10-K for the year ended December 31, 2003, Commission File Number: 0-17455, and is incorporated by reference into this proxy statement. In addition, this charter is posted on our website at www.combk.com and will be provided, without charge, upon written request to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. For further information on the procedure for director nominations, please see the caption below under: Director Nomination Procedure.
The Joint Audit Committee of us and Community Bank is responsible for assisting the Boards of Directors’ oversight of:
•	The integrity of our financial statements;
•	The audit by the independent public accounting firm registered with the Public Company Accounting Oversight Board (the “independent registered public accounting firm”) of our financial statements;
•	Our report on internal controls;
•	The independent registered public accounting firm’s and internal auditing firm’s qualifications and independence; and
•	The performance of our internal audit function.
The following directors are members of the Joint Audit Committee: Susan F. Mancuso, Chairperson; Erwin T. Kost and Joseph P. Moore, III. For further information on the Joint Audit Committee, see the captions below under: Committees of the Board of Directors of Community Bank and Joint Audit Committee Report.
DIRECTOR NOMINATION PROCEDURE
The Nominating and Corporate Governance Committee is responsible to search for qualified candidates for director for us and Community Bank. The Committee performs its nominating function in accordance with the Charter of the Nominating and Corporate Governance Committee and our Bylaws. In making recommendations for nomination as a director, the committee reviews and considers the qualifications, strengths and abilities of the potential candidates, including new candidates that may be identified from time to time through our internal search and review procedures or as a result of stockholder recommendations. For new candidates, the review process becomes more involved as it becomes increasingly likely that a particular candidate may be recommended for nomination. In deciding whether to recommend the re-nomination of an incumbent director or the nomination of a director who previously served as an officer or director, the committee considers their prior performance as a director or officer. The committee also makes specific recommendations to the Board regarding the directors who it believes should be appointed to particular committees of the Board, based upon its review and assessment of the qualifications and abilities of the individual directors and the differing functions and membership requirements of the committees.

The committee works with the Board, on an ongoing basis, to identify the particular qualities and abilities that we generally seek in our directors, and the mix of experience, expertise and attributes that are sought or required for the Board as a whole. These qualities and attributes include, but are not limited to, integrity, business acumen, financial literacy and community involvement. Target attributes for our Board as a whole include independence, diversity of background and experience, and a range of expertise across all areas vital to corporate governance, including financial expertise and knowledge of the banking business. All candidates for nomination are evaluated against these target qualities and attributes, as well as our particular needs at the time, both on the Board and on committees of the Board. The committee will determine, in its sole discretion, whether a nominee meets the quality and attribute standards.
The committee oversees the internal procedures, adopted from time to time, to assist in the identification of suitable candidates to serve as directors. The committee also has the authority to retain professional consultants to assist in the task of identifying possible candidates, although it did not do so in 2009.
The Board gives substantial weight to the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for election or appointment as directors. Under normal circumstances, the Board will not select nominees, including incumbent directors, who have not been recommended by a majority of the Nominating and Corporate Governance Committee members.
Under Section 10.1 of our Amended and Restated Bylaws, a stockholder may also nominate a person for director to be elected at our annual meeting. A stockholder must submit a nomination for director to the Secretary of the Board of Directors, in writing, no later than the close of business on the 60th day preceding the date for the annual meeting. This notification must contain the following information:
•	The nominee’s name and address;
•	The nominee’s principal occupation;
•	The number of shares of our common stock held by the notifying stockholder and the nominee; and
•	A certification, under oath before a notary public, that a nominee meets the eligibility requirements under Section 10.3 of our Amended and Restated Bylaws.
Under Section 10.3, a person is not qualified to serve as a director if he or she:
•	Is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year;
•
Is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal;

•
Has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal or by a court to have: (i) breached a fiduciary duty involving personal profit; or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency; or

•	Has been nominated by a person who would be disqualified from serving as our director under the above eligibility requirements.
If a stockholder’s nomination is not timely and in proper form or in accordance with the above requirements, the nominee will not be recommended by the Nominating and Corporate Governance Committee for consideration by the full Board of Directors. Furthermore, nominations not timely and in proper form, shall be disregarded by the presiding officer of the annual meeting, and upon his or her instruction, the vote tellers may disregard all votes cast for such nominee.

CODES OF ETHICS AND BUSINESS CONDUCT
The Boards of Directors of us and Community Bank have adopted a Code of Ethics for Senior Financial Officers that applies to the Chief Executive Officer (“CEO”) and Principal Executive Officer, Chief Financial Officer (“CFO”) and Principal Financial Officer and Vice President of Finance and Principal Accounting Officer (collectively referred to as the “Senior Financial Officers”). In addition, the Boards of Directors of us and Community Bank have adopted a Code of Business Conduct that applies to every director, executive officer and employee of us and Community Bank. The text of these Codes is posted on our website at www.combk.com. Copies of the Codes are filed at Appendices A and B to our 2007 Proxy Statement, Commission File Number: 0-17455, and are incorporated by reference into this Proxy Statement. In addition, copies of these Codes will be provided without charge by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. Any amendment to, or waiver from, the provisions of the Code that require disclosure under applicable rules of the SEC or The NASDAQ Global MarketSM will be disclosed along with the reasons for the amendment or waiver in a current report on Form 8-K with the SEC and posted on our website.
Pursuant to the Sarbanes-Oxley Act of 2002, our Code of Business Conduct contains a provision for a person to report an actual or apparent violation of the Code of Business Conduct as well as a complaint regarding our accounting or auditing matters to management without fear of dismissal or retaliation of any kind. All reports or complaints under this Whistleblower provision are also kept in confidence. The Joint Audit Committee has oversight over this Code.
HOW TO CONTACT OUR DIRECTORS
Stockholders and other interested parties who wish to communicate with our directors may do so by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations-Corporate Secretary. The Office of the Corporate Secretary will forward such written correspondence to the applicable director or to the Nominating and Corporate Governance Committee if such correspondence is not addressed to a specific director. Periodically, the Nominating and Corporate Governance Committee will summarize all stockholder communications it has received and will make all such communications available for the directors’ review. In order to efficiently process all stockholder communications, the Nominating and Corporate Governance Committee, with the Board’s approval, may seek the assistance of counsel or advisors in reviewing and evaluating particular communications. In all cases, the complete text of communications will be made available to the directors in an appropriate and timely manner.

STOCK OWNERSHIP
THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5.0% OF OUR VOTING STOCK.
STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS
This table indicates the number of shares of our Common Stock owned by the directors and executive officers as of May 26, 2010. The aggregate number of shares owned by all directors and executive officers is 13.67%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

Name of Individual	Amount and Nature of
or Identity of Group	Beneficial Ownership(1)	Percent of Class
David L. Baker	14,522.981	—
William R. Boyle(2)	3,590.857	—
William F. Farber, Sr.	150,960.000	8.76%
Judd B. Fitze	15,639.656	—
Dean L. Hesser	2,500.000	—
John P. Kameen	19,572.000	1.14%
Erwin T. Kost	11,505.124	—
Susan F. Mancuso	7,339.287	—
Joseph P. Moore, III	100.000	—
Scott A. Seasock(2)	9,859.032	—
All Directors and Executive Officers as a group (8 Directors, 4 Executive Officers, 10 persons in total)	235,588.937	13.67%

(1)
Includes shares held: (i) directly, (ii) jointly with spouse, (iii) jointly with various relatives, (iv) by the transfer agent in our dividend reinvestment account, (v) individually in employee benefit plans, (vi) in various trusts, and (vii) as an administrator of an estate.

(2)	Executive officer, not a director.
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
Executive officers, directors and “beneficial owners” of more than 10.0% of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Global MarketSM pursuant to Section 16(a).
We have reviewed the reports and written representations from the executive officers and directors. Based on this review, we believe that all filing requirements were met during 2009 with the following exceptions:
•
On June 12, 2009, Joseph P. Moore, III, a director, sold 1,500 shares of our Common Stock at a price of $37.00 per share or $55,500 in the aggregate. A Form 4 was required to be filed on or before June 16, 2009. Mr. Moore failed to do so. Mr. Moore filed his Form 4 with the SEC for this sale on September 4, 2009.

•
On August 27, 2009, Judd B. Fitze, a director, sold 226 shares of our Common Stock at a price of $38.00 per share or $8,588 in the aggregate. A Form 4 was required to be filed on or before August 31, 2009. Attorney Fitze failed to do so. Attorney Fitze filed his Form 4 with the SEC for this sale on September 1, 2009.

•
On November 24, 2009, Dean L. Hesser, a director, purchased 200 shares of our Common Stock at a price of $27.00 per share or $5,400 in the aggregate. A Form 4 was required to be filed on or before November 27, 2009. Mr. Hesser failed to do so. Mr. Hesser filed his Form 4 with the SEC on November 30, 2009.

•
On December 10, 2009, David L. Baker, a director, purchased 200 shares of our Common Stock at a price of $27.00 per share or $5,400 in the aggregate. A Form 4 was required to be filed on or before December 14, 2009. Mr. Baker failed to do so. Mr. Baker filed his Form 4 on December 22, 2009.

•
On May 15, 2009, Judd B. Fitze, a director, became the administrator for an estate holding 49,391.524 shares of our Common Stock. A Form 4 was required to be filed on or before May 19, 2009. Attorney Fitze failed to do so. Attorney Fitze filed the Form 4 on September 15, 2009. As administrator for this estate, Attorney Fitze authorized the following sale transactions:

•
Sold 1,100 shares of our Common Stock on October 27, 2009, at a price of $30.74 per share or $33,814 in the aggregate. A Form 4 was required to be filed on or before October 29, 2009. Attorney Fitze failed to do so.

•
Sold 28,900 shares of our Common Stock on November 11, 2009, at a price of $30.59 per share or $884,051 in the aggregate. A Form 4 was required to be filed on or before November 13, 2009. Attorney Fitze failed to do so.

•
Sold 2,000 shares of our Common Stock on December 16, 2009, at a price of $26.00 per share or $52,000 in the aggregate. A Form 4 was required to be filed on or before December 18, 2009. Attorney Fitze failed to do so.

Attorney Fitze filed a Form 5 on January 25, 2010, for the above transactions in lieu of filing a Form 4.
VOTING STOCK OWNED BY “BENEFICIAL OWNERS”
The following are the persons or entities known by us to own beneficially more than 5.0% of the Common Stock as of May 26, 2010.

Name and Address	Number of Shares(1)	Percent of Class
Joseph P. Moore, Jr.	169,330.000	9.83%
400 Williamson Road Gladwyne, PA 19035
William F. Farber, Sr.	150,960.000	8.76%
Crystal Lake Road R.R. 1, Box 1281 Carbondale, PA 18407

(1)	Includes shares held: (i) directly and (ii) in various trusts.
BOARD OF DIRECTORS
PROPOSAL TO ELECT THE DIRECTORS
Item 1 on Proxy Form
We have currently eight directors. Each director holds office for a one-year term. Except for William F. Farber, Sr., the Chairman, President and CEO and David L. Baker, all of the other current directors have been determined by the Board of Directors to satisfy the independence requirements mandated by the SEC, The NASDAQ Global MarketSM and any related banking laws. Unless you withhold authority to vote for one or more of the directors, the persons named as proxies intend to vote for the election of the eight directors. All of the directors are recommended by the Board:
David L. Baker
William F. Farber, Sr.
Judd B. Fitze
Dean L. Hesser
John P. Kameen
Erwin T. Kost
Susan F. Mancuso
Joseph P. Moore, III
All directors have consented to be named in this proxy statement and to serve, if elected, as directors. The Board of Directors has no reason to believe that any of the directors should be unable to act as a director. However, if any director is unable to stand for election, the Board of Directors will designate a substitute. If a substitute is named, the proxies will vote for the election of the substitute.

REQUIRED VOTE
Directors will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting.
The Board of Directors recommends a vote FOR the directors listed above. Abstentions and votes withheld for directors will have the same effect as votes against.
THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND BRIEFLY DISCUSSES THEIR SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES OR SKILLS THAT LED TO OUR CONCLUSION THAT THE PERSON SHOULD SERVE AS DIRECTOR. IT ALSO DESCRIBES EACH DIRECTOR’S MEMBERSHIPS ON BOARDS OF DIRECTORS’ COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.
The following information includes the age of each director as of May 26, 2010:
David L. Baker, age 65, has been a director since 1988 and a director of Community Bank since 1993. Mr. Baker is employed by Community Bank as Senior Vice President since 2001 and is responsible for business development in the Susquehanna and Wyoming Counties of Pennsylvania. Prior to serving as Senior Vice President, Mr. Baker served as the President and Chief Executive Officer of us and Community Bank from 1995 through 2000. The Board of Directors has determined Mr. Baker’s expertise in banking and his many years of Board experience add value to the Company and qualify him to serve as a director and also on Community Bank’s Executive, Loan, Asset Quality and Trust Committees.
William F. Farber, Sr., age 73, has been a director since 1983 and a director of Community Bank since 1970. Mr. Farber has served as Chairman of the Board of Directors of us and Community Bank since 1983. In 2001, Mr. Farber, in addition to serving as Chairman, became the President and Chief Executive Officer of us and Community Bank. Prior to becoming president and CEO, Mr. Farber was the President and owner of Farber’s Restaurants for 45 years. The Board of Directors has determined Mr. Farber’s business expertise and his many years of Board and Executive Officer experience add value to the Company and qualify him to serve as a director, in the capacity of Chairman of the Board, President and CEO and also on Community Bank’s Executive, Investment, Asset/Liability, Loan and Asset Quality Committees.
Judd B. Fitze, age 58, has been a director since 1995 and a director of Community Bank since 1993. Attorney Fitze is a Partner in the law firm of Farr, Davis & Fitze. He has been practicing law for 33 years and specializes in estate, real estate and business law. Attorney Fitze, a respected member of his community, is a member of the Tunkhannock Rotary Club and has received the recognition of Paul Harris Fellow. He also serves as Secretary of the Wyoming County Industrial Development Authority and volunteers for his local church and community library. Attorney Fitze received a Bachelor of Arts degree from Dartmouth College and a Juris Doctor degree from the Cleveland Marshall College of Law. The Board has determined Attorney Fitze’s expertise in the field of law, his community service and his many years of Board experience add value to the Company and qualify him to serve as a director and also on Community Bank’s Executive Compensation, Investment, Asset/Liability, Loan and Trust Committees.
Dean L. Hesser, age 43, has been a director of us and Community Bank since 2003. Mr. Hesser is the President of Tom Hesser Chevrolet, Inc. and Tom Hesser Nissan, LLC, two automobile dealerships located in Scranton, Pennsylvania. He has been active in the automobile dealership industry for 20 years. Mr. Hesser attended Bentley University obtaining a Bachelor of Science Degree in Business Management. He is also a graduate of the National Automobile Dealer Association Dealer Academy and has received numerous franchise awards for customer service. The Board has determined that as President of two automobile dealerships, Mr. Hesser’s knowledge in all aspects of business operations is an asset to the Company and qualifies him to serve as a director and also on Community Bank’s Loan, Asset Quality and Trust Committees.
John P. Kameen, age 68, has been a director since 1983 and a director of Community Bank since 1979. Mr. Kameen also serves as Secretary of us and Community Bank. Mr. Kameen has been the Owner and Publisher of The Forest City News, Inc. for 43 years. Mr. Kameen is a distinguished member of the community. He serves as President of the Susquehanna County Economic Development Board, Treasurer of the Greater Forest City Industries, Inc. and a member of the Pennsylvania Industrial Development Authority. For his work in community development, Mr. Kameen was the recipient of the Pennsylvania State Chamber of Commerce Community Betterment Award. He is also a member of the Forest City Lions Club. Mr. Kameen received a Bachelor of Science degree from the University of Scranton. The Board has determined Mr. Kameen’s business expertise, his community service and his many years of Board and Executive Officer experience add value to the Company and qualify him to serve as a director, in the capacity of Secretary and also on Community Bank’s Executive, Executive Compensation, Investment, Asset/Liability, BSA/AML Compliance and Marketing Committees.

Erwin T. Kost, age 66, has been a director since 1997 and a director of Community Bank since 1993. Mr. Kost is the President of Kost Tire Distributors, Inc., a family-owned retail and wholesale distributor of tires and automobile service founded in 1938. As President, Mr. Kost employs over 300 people and oversees the business operations of 53 service centers located in northeastern Pennsylvania and upstate New York. Mr. Kost was named Businessman of the Year by the Forest City Commercial Association and received a Business Award from the Scranton Chamber of Commerce. Mr. Kost received an Associate Degree in Business Management from Lackawanna College. The Board has determined that Mr. Kost’s extensive business knowledge and his many years of Board experience add value to the Company and qualify him to serve as a director, on the Joint Audit Committee and also on Community Bank’s Executive, Executive Compensation, Loan and Asset Quality Committees.
Susan F. Mancuso, age 59, has been a director of us and Community Bank since 2003. Mrs. Mancuso, who is very active in the local community, is a partner in Mancuso & Mancuso, Accounting and Tax Service. She has been a public accountant for 34 years, specializing in tax and business consulting. Mrs. Mancuso is a member, and past board member, of the Pennsylvania Society of Public Accountants and currently serves as IRS liaison for the Society. Mrs. Mancuso has a Bachelor of Science Degree in Accounting from the Pennsylvania State University and a Master of Business Administration Degree from the University of Scranton. Mrs. Mancuso also received a Teaching Certificate from Marywood University. The Board has determined that Mrs. Mancuso’s extensive public accounting and consulting background is an asset to the Company and qualifies her to serve as a director, as Chairperson of the Joint Audit Committee and also on Community Bank’s Loan Committee.
Joseph P. Moore, III, age 58, has been a director of us and Community Bank since 2000. Mr. Moore, an auto dealer with Manheim Imports, has been in sales of pre-owned automobiles for 41 years. Mr. Moore obtained a Bachelor of Science Degree in Business from the University of Pennsylvania, Wharton Business School. He also serves as Board Director for Elk Mountain Ski Resort, Inc. The Board has determined that Mr. Moore’s extensive business knowledge is an asset to the Company and qualifies him to serve as a director, on the Joint Audit Committee and also on Community Bank’s Investment and Asset/Liability Committees.
COMMITTEES OF THE BOARD OF DIRECTORS OF COMMUNITY BANK
Number of Meetings
The Board of Directors of Comm Bancorp, Inc. met 10 times during 2009. Community Bank’s Board of Directors met 12 times during 2009. All of the directors attended 75% or more of our and Community Bank’s Board of Directors and Committee meetings during 2009. In addition, our Board of Directors held one meeting in 2009 at which only independent directors were present. This meeting was held immediately after a regularly scheduled meeting of the Board of Directors. For 2010, our Board of Directors has agreed to hold at least two regularly scheduled meetings of independent directors.
The following information is for committees of Community Bank. Appointments to these committees occurred March 17, 2010.

		Executive	Joint		Asset/		Asset		BSA/
Name	Executive	Compensation	Audit	Investment	Liability	Loan	Quality	Trust	AML	Marketing
David L. Baker	✓					✓	✓	✓
Thomas M. Chesnick(1)						✓	✓
William F. Farber, Sr.	✓			✓	✓	✓	✓
Judd B. Fitze		✓		✓	✓	✓		✓
Dean L. Hesser						✓	✓	✓
John P. Kameen	✓	✓		✓	✓				✓	✓
William A. Kerl(1)						✓	✓		✓	✓
Erwin T. Kost	✓	✓	✓			✓	✓
Susan F. Mancuso			✓			✓
J. Robert McDonnell(1)	✓	✓		✓	✓	✓
Joseph P. Moore, III			✓	✓	✓

(1)	Messrs. Chesnick, Kerl and McDonnell continue as directors of Community Bank due to a different age limitation.

Executive Committee
The Executive Committee is responsible for exercising the authority of the Board of Directors in the intervals between the meetings of the Board of Directors so far as may be permitted by law.
Executive Compensation Committee
The Executive Compensation Committee is responsible for reviewing salaries, compensation and personnel policies, and the fee structure for advisory boards and directors of us and Community Bank. See “Report of the Executive Compensation Committee.”
Joint Audit Committee
The Joint Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Joint Audit Committee meets with Community Bank’s internal auditor, the outside independent registered public accounting firm and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See “Joint Audit Committee Report.”
Investment Committee
The Investment Committee is responsible for reviewing the investment portfolio with regard to the purchases and sales of securities, the schedule of maturities and the portfolio’s risk and return.
Asset/Liability Committee
The Asset/Liability Committee is responsible for making recommendations to the Board of Directors regarding the asset/liability functions.
Loan Committee
The Loan Committee is responsible for reviewing and approving commercial loans, consumer loans, indirect loans and non-conforming mortgage loans in excess of $500,000 up to $2.0 million. For conforming mortgages, Fannie Mae guidelines are applicable. The full Board of Directors reviews all loans over $2.0 million.
Asset Quality Committee
The Asset Quality Committee is responsible for reviewing all credits classified for regulatory purposes, delinquencies, charge-offs, and rating trends related to Community Bank’s loan portfolio and assessing the adequacy of the allowance for loan losses account.
Trust Committee
The Trust Committee is responsible for reviewing the activities of the Trust and Wealth Management Division.
Bank Secrecy Act (“BSA”) /Anti-Money Laundering (“AML”) Compliance Committee
The BSA/AML Compliance Committee is responsible for assisting the BSA Officer in establishing policies and procedures and assurance of Community Bank’s compliance with BSA/AML laws and regulations.
Marketing Committee
The Marketing Committee is responsible for reviewing the marketing strategies.

BOARD OF DIRECTORS’ COMPENSATION
Directors’ fees are paid by Community Bank and not by Comm Bancorp, Inc. as follows:

Monthly fee for service as Community Bank director January — October (except Chairman)	$2,000
Monthly fee for service as Community Bank director November — December (except Chairman)	$1,500
Monthly fee for service as Community Bank Chairman	$5,000
Community Bank directors received in the aggregate $294,000 in fees in 2009. Our Directors are not paid for attendance at Comm Bancorp, Inc.’s Board of Directors and committee meetings. These meetings usually occur at least quarterly, immediately prior to meetings of Community Bank’s Board of Directors. The following table delineates the fees, and any other form of compensation, paid to our directors in more detail.
DIRECTORS’ COMPENSATION TABLE

	Fees Earned or	All Other
Name	Paid in Cash ($)	Compensation ($)(1)		Total ($)
Judd B. Fitze	23,000	1,350	(2)	24,350
John P. Kameen	23,000	4,235	(2)	27,235
Each of our other directors	23,000	-0-		23,000

(1)	Aggregate perquisites and other personal benefits were less than $10,000 for each director, and therefore, need not be presented.

(2)	Represents fees for appraisal services provided to Community Bank.
Mr. Baker is employed by Community Bank as Senior Vice President and is responsible for business development in the Susquehanna and Wyoming Counties of Pennsylvania. Mr. Baker, in addition to having extensive banking experience, is well known and respected in the communities we serve. For his services as Senior Vice President, Mr. Baker received a salary of $57,158, and discretionary matching contributions of $1,756 under the 401(k) feature of Community Bank’s defined contribution plan in 2009. The total amount of all other perquisites received by Mr. Baker was less than $10,000.
For compensation information pertaining to Mr. Farber, the Chairman of our Board of Directors, please refer to the section of this proxy statement entitled: “Executive Compensation — Summary Compensation Table.”
EXECUTIVE COMPENSATION
Executive compensation is determined by the Executive Compensation Committee of Community Bank’s Board of Directors. We utilize annual compensation which includes salary, bonus, non-equity incentive plan compensation and contributions to Community Bank’s defined contribution plan on behalf of the executive officers. Compensation for the executive officers is reviewed annually. All executive compensation is paid by Community Bank to the applicable executive. Our named executive officers include, William F. Farber, Sr., President and CEO, Scott A. Seasock, Executive Vice President and CFO and William R. Boyle, Executive Vice President and Chief Credit Officer (“CCO”).
We do not have any long-term compensation programs including those that are based upon the award of stock options and restricted stock or other long-term incentive awards.
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
The Executive Compensation Committee of Community Bank’s Board of Directors is responsible for developing and implementing our executive compensation program. The Executive Compensation Committee is comprised of four of our directors who also serve as directors of Community Bank, all of whom meet the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ Global MarketSM and Joseph P. Moore, Jr., a director emeritus and one of our principal stockholders.

In 2009, the Executive Compensation Committee met three times to discuss the performance of the named executive officers and compared their performance, and our performance, with peer group companies. The Chair of the Executive Compensation Committee distributes relevant material to the members to assist them in discussion and review of each named executive officer’s total compensation package, for example, the Human Resource Officer of Community Bank prepares a spreadsheet delineating each named executive officer’s salary, benefits and perquisites for this committee to review. In addition, the Chair reviews current bank industry trade journals and other publications for articles on executive compensation in the banking industry and the Chair disseminates that information to members of this committee.
The members of this committee also discuss his and other named executive officers’ compensation packages with Mr. Farber, our Chairman, President and CEO, to solicit his views. Generally, this committee meets in November of each year to discuss and award bonuses to the named executive officers to be paid prior to year-end. Moreover, the committee meets at least once in the second quarter of each year to fix that year’s compensation package for each named executive officer. The Executive Compensation Committee fixes each named executive officer’s compensation package and the Chair of this committee then informs the Human Resource Officer of Community Bank of that decision.
In addition to the spreadsheet information that this committee will receive, we will also consider for 2010 compensation the contribution of each named executive officer in creating a culture of performance with integrity. We will also consider the years of service that each named executive officer has given to us and their contributions to civic life in the communities in which we conduct business.
Executive Compensation Committee
Judd B. Fitze
John P. Kameen
Erwin T. Kost
J. Robert McDonnell
Joseph P. Moore, Jr.
Annual Bonuses and Non-Equity Incentive Plan Compensation
Except for Mr. Seasock who has an employment agreement that contains a non-equity incentive plan, the Executive Compensation Committee bases their decision for discretionary annual bonuses paid to each named executive officer on two factors. The first factor is the Executive Compensation Committee’s evaluation of each executive’s salary to the base pay levels in our peer group, consisting of 10 financial institutions located in the Northeast Region of Pennsylvania, for executives with similar responsibilities. The second factor is the evaluation of the executive’s unique role, job performance and contribution in meeting our strategic business plan and long-term objectives. There were no discretionary cash bonuses paid to each named executive officer in 2009.
Mr. Seasock takes part in our non-equity incentive plan. His bonus is based on a formula for us achieving a certain return on average assets and percentage increase in net income ranges and is intended to serve as incentive for performance to occur over a specified period. Under the bonus formula for Mr. Seasock, the achievement ranges for return on average assets and percentage increase in net income are given equal weighting. The minimum achievement ranges were 1.00% to 1.05% for return on average assets and 5.00% to 5.90% for percentage increase in net income for 2009. Based on the above performance measures, Mr. Seasock did not earn a bonus in 2009. The Executive Compensation Committee has the ability to award bonuses in excess of the amounts calculated pursuant to this formula based on the aforementioned criteria for discretionary annual bonuses. There was no discretionary bonus awarded to Mr. Seasock in 2009.
Discretionary Annual and Matching Contributions to Community Bank’s Defined Contribution Plan
Community Bank has a defined contribution plan, which covers all employees who have completed 1,000 hours of service, attained twenty-one (21) years of age and have been employed by Community Bank for at least one year. Normal retirement age is sixty-five (65). The normal retirement benefit is the accumulated account balance of contributions, investment income and forfeitures. The annual contribution is determined by the Board of Directors and is based on a prescribed percentage of annual net income allocated to each participant on a pro-rata share of compensation covered under the plan. Investment income is allocated to each participant based on a pro-rata share of the account balances accumulated at the beginning of the year. Forfeitures are allocated to each participant based on a pro-rata share of compensation covered under the plan.

The defined contribution plan includes the provisions under section 401(k) of the Internal Revenue Code (“401(k)”). This 401(k) feature of the plan permits employees to make voluntary, pre-tax contributions up to 25.0% of their compensation. Our contributions to the 401(k) are based on 100.0% matching of voluntary contributions up to 3.0% of the employee’s eligible compensation. If a participant separates from service prior to retirement, the participant will be entitled to 100.0% of their contributions made under the 401(k) and also a portion of Community Bank’s matching 401(k) contributions and annual discretionary contributions based on years of service according to the following schedule:

Years of Service	Vested Interest
Less than 1	0%
1	20%
2	40%
3	60%
4	80%
5	100%
A participant is always 100.0% vested in pension plan transferred balances.
During 2009, there were no annual discretionary contributions allocated among participants’ accounts under the defined contribution plan. Discretionary matching contributions under the 401(k) feature of the plan totaled $168,071 in 2009. Contributions made by Community Bank on behalf of the named executive officers to the plan are included in the “All Other Compensation” column of the Summary Compensation Table. Mr. Farber has 9 years, Mr. Seasock has 23 years and Mr. Boyle has 25 years of credited service under this plan.
Severance and Change in Control Benefits
In order to retain our long-serving and key named executive officers, we entered into employment agreements with William F. Farber, Sr., President and CEO, Scott A. Seasock, Executive Vice President and CFO and William R. Boyle, Executive Vice President and CCO.
The employment agreement for Mr. Farber, which was entered into on March 1, 2010, contains a provision for severance payments based on our non-renewal of the agreement or disability of Mr. Farber, termination of the agreement for good reason as defined below or a change-in-control of us or Community Bank. Under the agreement, on or after February 28, 2011, Mr. Farber may also, upon providing us or Community Bank 60 days notice, voluntarily retire from his positions and be entitled to receive post-retirement benefits which are equivalent to the severance payment for non-renewal, disability, termination for good reason or change-in-control. With respect to the severance payments, including post-retirement benefits, Mr. Farber would be entitled to receive the sum of $14,000 per month for 60 consecutive months or until his death, whichever occurs first. Community Bank would also be required to pay premiums on a commercially-reasonable comprehensive medical insurance plan on Mr. Farber’s behalf. Mr. Farber would also be entitled to the use of his current executive office suite and the provision of secretarial support for a period of 12 months after termination of employment.
The estimated aggregate amount of severance payments, including post-retirement benefits, that Mr. Farber would receive based upon the provisions under his employment agreement dated March 1, 2010, if a termination event as described above occurred is $886,500. This estimated aggregate amount includes payments of $14,000 per month for 60 months for post-retirement benefits without any deductions for applicable taxes and $775 per month for 60 months for medical insurance premiums. The estimated aggregate amount has not been reduced to a present value worth.
The employment agreements for Messrs. Seasock and Boyle contain a provision for a severance payment based on our non-renewal of the agreement or a change-in-control of us or Community Bank. With respect to the severance payment for our non-renewal under these employment agreements, the affected named executive officer may, at his sole discretion, terminate his employment and receive a lump-sum severance payment equal to 24 months of his then current salary, net of all applicable withholding taxes. The affected named executive officer will receive no other benefits and perquisites as a result of such termination.

With respect to these employment agreements, if a change-in-control of us or Community Bank occurs and the affected named executive officer is terminated because of the change-in-control or for any other good reason, as defined below, then we, or our successor, are obligated to pay to such terminated named executive officer, for a 24-month period, his then current salary, net of all applicable withholding taxes, and premiums to maintain his long-term disability insurance and medical insurance. Any other benefits and perquisites for such affected named executive officer shall cease upon such termination.
On March 17, 2010, Mr. Seasock’s employment agreement was amended to increase the term of the agreement from a constant two year period to a constant three year period. This First Amendment to Mr. Seasock’s employment agreement was filed at Exhibit 10.1 to our Current Report on Form 8-K on March 19, 2010, Commission File Number: 0-17455, and is incorporated in its entirety by reference into this report. The disclosure in the subsequent table for Mr. Seasock reflects the new amendment to his agreement.
The following table sets forth the estimated aggregate amount of such severance and change-in-control payments that each of the two named executive officers would receive based upon their salary and benefits as of December 31, 2009, if a termination event as described above had occurred:

		Estimated Aggregate Amount
	Estimated Lump-Sum Severance	to be Paid as a Result of
	Payment as a Result of Non-	Change-In-Control under the
Name and Title	Renewal of Agreement ($)(1)	Employment Agreement ($)
Scott A. Seasock Executive Vice President and CFO	466,230	520,318	(2)
William R. Boyle Executive Vice President and CCO	310,820	321,364	(3)

(1)	This estimated amount is gross salary without any deductions for applicable withholding taxes.

(2)
This estimated amount includes gross salary without any deductions for applicable withholding taxes and 36 months of premiums for long-term disability insurance and medical insurance. This estimated amount has not been reduced to a present value worth.

(3)	This estimated amount includes gross salary without any deductions for applicable withholding taxes and 24 months of premiums for long-term disability and medical insurance.
All three employment agreements have a non-compete restriction that is triggered if the affected named executive officer is terminated for cause or such executive officer resigns from employment for other than a good reason. These executive officers agreed not to enter into competition with us or Community Bank after such termination within the Pennsylvania counties of Lackawanna, Susquehanna, Wayne and Wyoming, and within 20 miles of any branch office located outside these counties which was established during such executive officer’s employment with us and Community Bank. The non-compete restriction for Mr. Farber is for a period of five years after termination. For Messrs. Seasock and Boyle, the non-compete restriction is for a period of six months.
A change in control under these agreements is generally defined as:
•	A substantial sale or disposition of our or Community Bank’s assets or operations;
•	A person holding beneficial ownership of enough shares of our stock to gain majority control of the Board of Directors; or
•
At any time during any 24 consecutive months commencing with the date of these agreements, a majority of the directors of us or Community Bank are persons who were not members of the respective boards at the beginning of such period, unless changes in the board’s membership were the result of death, voluntary resignation or retirement.

A termination for good reason under these agreements is generally defined as:
•	Without the officer’s consent, any assignment of duties other than duties described in the agreement;
•	Any removal of the officer from, or failure to re-elect the officer to, his position, except in connection with termination of the officer for cause;
•	Any failure to pay the officer his benefits as described in his agreement;
•	Any material breach of the agreement by us or Community Bank; or
•	A change in control.
SUMMARY COMPENSATION TABLE
The following table presents compensation information for the years ended December 31, 2009 and 2008, for the named executive officers.

				Non-Equity
				Incentive Plan	All Other
		Salary	Bonus	Compensation	Compensation	Total
Name and Position	Year	($)	($)	($)	($)(1)	($)
William F. Farber, Sr.	2009	161,090	-0-	-0-	64,894	225,984
President and CEO	2008	161,090	30,000	-0-	70,274	261,364
Scott A. Seasock	2009	155,410	-0-	-0-	5,322	160,732
Executive Vice President and CFO	2008	155,410	13,800	6,200	8,924	184,334
William R. Boyle	2009	155,410	-0-	-0-	4,745	160,155
Executive Vice President and CCO	2008	155,410	20,000	-0-	8,905	184,315

(1)
Represents contributions Community Bank made on behalf of the named executive officers pursuant to the defined contribution plan, except for Mr. Farber who also received director fees of $60,000 in 2009 and $61,500 in 2008 for services as Chairman of the Board of Community Bank. Aggregate perquisites and other personal benefits were less than $10,000 for each named executive officer, and therefore, need not be presented.

CERTAIN TRANSACTIONS AND RELATIONSHIPS
We encourage our directors and executive officers to have banking and financial transactions with Community Bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.
The total consolidated loans made by Community Bank at December 31, 2009, to our directors and officers as a group, members of their immediate families and companies in which they have a 10.0% or more ownership interest were $6.8 million or 13.4% of our total consolidated capital accounts. The largest aggregate balance for these loans in 2009 was $7.6 million or 15.1% of our total consolidated capital accounts. During 2009, advances and repayments on these loans were $0.5 million and $1.3 million, respectively. These loans did not involve more than the normal risk of collectibility nor did they present any other unfavorable features.
JOINT AUDIT COMMITTEE REPORT
THIS SECTION CONTAINS INFORMATION REGARDING THE RESPONSIBILITIES OF THE JOINT AUDIT COMMITTEE AND THE MEMBER OF THE COMMITTEE IDENTIFIED AS THE FINANCIAL EXPERT. IT ALSO CONTAINS THE REPORT OF THE JOINT AUDIT COMMITTEE EXPLAINING THE RECOMMENDATIONS OF THE COMMITTEE REGARDING OUR FINANCIAL STATEMENTS AND SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Joint Audit Committee is made up of the following directors: Susan F. Mancuso, Chairperson; Erwin T. Kost and Joseph P. Moore, III. For more background information on these directors, see the section entitled “Board of Directors.” The Joint Audit Committee operates pursuant to a charter approved and adopted by the Boards of Directors of us and Community Bank. A copy of our written Charter of the Joint Audit Committee, as amended, is filed at Exhibit 99(i) to our Annual Report on Form 10-K for the year ended December 31, 2006, Commission File Number: 0-17455, and is incorporated by reference in its entirety into this proxy statement. The Charter is posted on our website at www.combk.com and will be provided, without charge, upon written request to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations. In accordance with the charter, all of the members of the Joint Audit Committee are independent and financially literate and at least one member of the Joint Audit Committee has accounting or related financial management expertise. On an annual basis, the Joint Audit Committee shall review and reassess the adequacy of the provisions of its charter and make any changes that it feels are necessary to fulfill its duties and responsibilities.
The Board of Directors has identified Susan F. Mancuso as the Joint Audit Committee’s financial expert. Mrs. Mancuso is a licensed Pennsylvania public accountant. Mrs. Mancuso received degrees of a Bachelor of Science in Accounting and a Master of Business Administration. From 1976 to the present, she has practiced in the area of taxation, specializing in taxation and financial advisement. During the years 1980 through 1986, she was engaged to perform governmental and school audits. She is a licensed Accredited Tax Preparer and Tax Advisor and member of the National Society of Public Accountants and the Pennsylvania Society of Public Accountants.
The Joint Audit Committee, on behalf of the Board, oversees our financial reporting process. In fulfilling its oversight responsibilities, the Joint Audit Committee reviewed with management the audited financial statements and the footnotes to these statements for the fiscal year 2009 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to United States generally accepted accounting principles. The Joint Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters required to be discussed by the Joint Audit Committee with the independent registered public accounting firm under auditing standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm has expressed the opinion that our audited financial statements conform to United States generally accepted accounting principles.
The Joint Audit Committee discussed with the independent registered public accounting firm, their independence from management and us, and received from them the written disclosures concerning their independence required by the Independence Standards Board to be made by the independent registered public accounting firm to us.
Over the past year, the Joint Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audits. The Joint Audit Committee met with the internal auditor and independent registered public accounting firm to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.
On March 26, 2010, the Joint Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC on March 29, 2010, for the year ended December 31, 2009. The Joint Audit Committee also recommended to the Board of Directors the selection of ParenteBeard LLC, Certified Public Accountants, to serve as our independent registered public accounting firm for the year ending December 31, 2010.
On May 26, 2010, the Joint Audit Committee concluded, based on the recommendation of management, that the consolidated financial statements for the year ended December 31, 2009, contained in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 29, 2010, should be restated to correct errors in the recognition, measurement, presentation and disclosure of our allowance for loan losses because of the misuse of facts that existed at the time the consolidated financial statements were prepared. Accordingly, on May 17, 2010, we filed Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2009.

Submitted by the Joint Audit Committee
Susan F. Mancuso
Erwin T. Kost
Joseph P. Moore, III
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL TO RATIFY THE APPOINTMENT OF PARENTEBEARD LLC
Item 2 on Proxy Form
As discussed in the Joint Audit Committee Report in this proxy statement, the Board of Directors has appointed ParenteBeard LLC, Certified Public Accountants, for 2010. ParenteBeard LLC has no other relationship with us or Community Bank except the existing professional relationship as certified public accountants. Representatives of ParenteBeard LLC have direct access to members of the Joint Audit Committee and regularly attend their meetings.
A representative of ParenteBeard LLC will attend the stockholders’ meeting and will have the opportunity to make a statement if he or she desires to do so. This representative will also be available to respond to appropriate questions.
REQUIRED VOTE
The proposal will be approved if it receives an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.
The Board of Directors recommends that you vote FOR the approval of the appointment of ParenteBeard LLC. Proxies solicited by the Board of Directors will be so voted unless you specify otherwise.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES AND SERVICES
THIS SECTION PROVIDES INFORMATION ABOUT THE FEES BILLED FOR PROFESSIONAL SERVICES RENDERED BY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The fees billed for professional services rendered by our independent registered public accounting firm, for each of the two years ended December 31, 2009 and 2008 are summarized as follows:

	2009	2008
Audit fees(1)	$122,925	$107,730
Other fees(2)	600

Total	$123,525	$107,730

(1)
Audit fees consist of fees billed for services rendered for the audit of our annual financial statements on Form 10-K and review of financial statements included in our Form 10-Q, or services that are normally provided in connection with statutory and regulatory filings.

(2)	Other fees consist of fees billed for services related to alternative minimum tax issues.
All services that were performed in 2009 and 2008 by ParenteBeard LLC were done by permanent, full-time employees and partners of that firm.
The Joint Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of ParenteBeard LLC in 2009 and 2008 as the independent registered public accounting firm. The Joint Audit Committee concluded that the independence of the firm was maintained.
The Joint Audit Committee’s pre-approval policies and procedures related to products and services provided by its independent registered public accounting firm are explained in the Charter of the Joint Audit Committee of us and Community Bank. All of the Audit Fees and Other Fees were pre-approved by the Audit Committee for each of the two years ended December 31, 2009 and 2008.

OTHER INFORMATION
THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.
NO SIGNIFICANT LEGAL PROCEEDINGS
We and Community Bank are not parties to any legal proceedings that could have any significant effect upon our financial condition or income. In addition, we and Community Bank are not parties to any legal proceedings under federal and state environmental laws.
OTHER PROPOSED ACTIONS
The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
Stockholder proposals for the 2011 Annual Meeting must be received by January 6, 2011, to be considered for inclusion in our 2011 Proxy Statement. Stockholder proposals for the 2011 Annual Meeting for which the proponents do not desire them to be included in our 2011 Proxy Statement must be received by March 22, 2011. Such proposals should be addressed to the Secretary.
ADDITIONAL INFORMATION AVAILABLE
We file reports, proxy and information statements and other information electronically with the SEC through the Electronic Data Gathering Analysis and Retrieval filing system. Stockholders and other interested parties may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Washington, DC 20549 on official business days between the hours of 10:00 am and 3:00 pm EST. Information can be obtained on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The SEC’s website address is www.sec.gov. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC may be obtained without charge by writing to Comm Bancorp, Inc., 125 North State Street, Clarks Summit, PA 18411, Attn: Investor Relations or through our website at www.combk.com.
Additional information concerning Corporate Governance issues is available on our website under the tab “Bank-Investor Relations” and then under the heading “Corporate Governance.”
In addition, a copy of the Annual Disclosure Statement of Community Bank may be obtained, without charge, from Scott A. Seasock, CFO.

PROXY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Scott A. Seasock and William R. Boyle and each or any of them, Proxies of the undersigned, with full power of substitution, to vote all of the shares of Comm Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Comm Bancorp, Inc. to be held at Elk Mountain Ski Resort, Route 374, Union Dale, Pennsylvania 18470, on Monday, July 19, 2010, at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows:
1.	PROPOSAL TO ELECT THE DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

☐	FOR ALL DIRECTORS LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY - to vote for all directors listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
DIRECTOR, WRITE THAT DIRECTOR’S NAME ON THE SPACE PROVIDED BELOW.)
David L. Baker, William F. Farber, Sr., Judd B. Fitze, Dean L. Hesser,
John P. Kameen, Erwin T. Kost, Susan F. Mancuso, Joseph P. Moore, III
The Board of Directors recommends a vote FOR the proposal to elect the Directors.

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PARENTEBEARD LLC, AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR COMM BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2010.

☐	FOR	☐	AGAINST
The Board of Directors recommends a vote FOR this proposal.
3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTORS LISTED ABOVE AND FOR PROPOSAL 2.

Dated: , 2010

Number of Shares Held of Record on
May 26, 2010 -

Signature(s) (Seal)
☐    Please check this box if you plan to attend the Annual Meeting. If so, number attending:
THIS PROXY MUST BE DATED AND SIGNED BY THE STOCKHOLDER. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.